The name the world builds on

     Ply Gem’s Investor Day:

The name the world builds on

One of the largest manufacturers of exterior
building and home improvement products in
the U.S.
Approximately
7500 associates
Over 7 million sq. ft.
of mfg. space
22 manufacturing
facilities
Over 1.5 billion
in Sales
Ply Gem’s profile:

The name the world builds on

Provider of branded products for  new
construction and home improvement
markets sold through many channels of
distribution covering most price points
#1 in Aluminum
accessories
#1 in Vinyl Railing
Leading position
In Vinyl Windows
#1 market share
In Vinyl Siding
Ply Gem’s market overview:

The name the world builds on

With investments in a variety of well managed
growth companies
Caxton-Iseman invests private capital rather than pension or insurance funds so short term IRR’s are secondary.
Conservative
Growth
Long term investor
$2 Billion dollar PE
arm of Hedge Fund
The firm aims to be a long-term equity investor thus
putting less pressure on housing cycles
Caxton-Iseman is interested in reinvesting in their portfolio companies for add on acquisitions and growth opportunities.
Ply Gem’s financial partner is
Caxton-Iseman:

The name the world builds on

37%
5%
58%
Windows and Doors
Fence and Rail
Siding & Accessories
New Products
Ply Gem’s product mix:

The name the world builds on

41%
1%
58%
Remodel and Repair
Commercial
New Construction
Exported
1%
Ply Gem’s customer mix:

VARIFORM
SIDING | ACCESSORIES | TRIM | HOME

NAPCO

ALCOA
HOME EXTERIORS

MW
WINDOWS & DOORS

alenco

PATRIOT
VINYL WINDOWS

kroy

GREAT LAKES WINDOW
A Beautiful Welcome Home

CWD
WINDOWS AND DOORS

PLY GEM

The name the world builds on

New Construction Windows
Fence and Rail
Siding & Accessories
Remodel & Repair Windows
Ply Gem’s leading brands:

The name the world builds on

Customers
Operational
Excellence
Facilities
Efficient
Mfg.
Ply Gem
•

Customer focused
•

Recognized for outstanding service/lead times
•

Strongbrands....GP..Alcoa..Mastic..MW…Alenco
•

Siding plants most efficient in industry
•

Virtual facility strategy
•

DFT/Lean mfg.techniques
•

Low cost
•

Vertical integration
Ply Gem’s competitive advantage:

The name the world builds on
Windows

Figure 9: 2006 Total Housing Starts. (% Change)

0 to 4.0
-5.0 to -0.1
-10.0 to -4.9
-16.0 to -9.9
Source: NAHB

Figure 10: 2007 Total Housing Starts. (% Change)

0.1 to 17.0
-5.1 to 0
-10.1 to -5.0
-19.0 to -10.0
Source: NAHB

PLY GEM

The name the world builds on

*Source:  The Freedonia Group, Inc.
Market Overview Windows:
Trends Impacting Window Demand

Fiberglass
0.0%
Composite &
Other
1.1%
Aluminum
13.8%
Vinyl
43.4%
Wood
41.7%

Fiberglass
1.6%
Composite &
Other
1.1%
Aluminum
12.5%
Vinyl
57.6%
Wood
27.2%

Fiberglass
2.4%
Composite &
Other
1.3%
Aluminum
11.6%
Vinyl
59.9%
Wood
24.9%

PLY GEM

The name the world builds on

Vinyl demand remains strong but differentiation between value and premium vinyl products eroding.  Premium products must deliver desired features.
Residential Window Market Share by Material
2009F
2005
2000
Source:  2003 & 2006 WDMA/AAMA industry report - Ducker Research Co.
Market Overview Windows:

The Smart Choice℠
PATRIOT™
VINYL WINDOWS
alenco
windows
GREAT LAKES® WINDOW
A Beautiful Welcome Home

PLY GEM

The name the world builds on

Entry Level
Aluminum
Entry Level
Vinyl SH
3700
4700
4800
1100
Mid Range
Vinyl SH/DH
Top Line
Vinyl SH/DH
Twinseal
Classic
Mid Range
Clad DH
Mid Range
Wood DH
Jefferson
100/200
Jefferson
300/400
Freedom
600
Freedom
800
Ply Gem’s Window Platform:

Hudson Bay
QUÉBEC
BRITISH COLUMBIA
ALBERTA
SASKATCHEWAN
MANITOBA
ONTARIO
CANADA
CWD
MAINE
WASHINGTON
MONTANA
NORTH DAKOTA
MINNESOTA
Montréal
Ottawa
OREGON
IDAHO
SOUTH DAKOTA
WIS.
MICHIGAN
Toronto
NEW YORK
WYOMING
IOWA
NEVADA
UTAH
NEBR.
UNITED STATES
GREAT LAKES WINDOW
PA.
New Y
Washington, D
COLORADO
KANSAS
MO.
ILLINOIS
KY.
VA.
CALIFORNIA
N. C.
TENN.
Los Angeles
San Diego
alenco
OKLAHOMA
ARKANSAS
S.C.
NEW MEXICO
ALABAMA
Pacific Ocean
Atlantic Ocean
alenco
Dallas
TEX
alenco
San Antonio
Houston
LOUISIANA
FLORIDA
Gulf of Mexico
MEXICO
Monterrey
Havana
CUBA
Caribbean Sea
© 2001 Microsoft Corp. All rights reserved.

PLY GEM

The name the world builds on

Ply Gem’s window mfg. plants:

Hudson Bay
QUÉBEC
BRITISH
COLUMBIA
ALBERTA
SASKATCHEWAN
MANITOBA
ONTARIO
CANADA
MAINE
Montréal
Ottawa
Toronto
NEW YORK
WASHINGTON
MONTANA
NORTH DAKOTA
MINNESOTA
OREGON
IDAHO
SOUTH DAKOTA
WYOMING
WIS.
MICHIGAN
IOWA
NEBR.
NEVADA
UTAH
UNITED STATES
COLORADO
KANSAS
MO.
ILLINOIS
KY.
PA.
CALIFORNIA
TENN.
N. C.
S.C.
OKLAHOMA
ARKANSAS
NEW MEXICO
ALABAMA
Los Angeles
San Diego
Pacific Ocean
Atlantic Ocean
LOUISIANA
Houston
FLORIDA
MEXICO
Gulf of Mexico
Monterrey
Havana
CUBA
Caribbean Sea
alenco
alenco
alenco
© 2001 Microsoft Corp. All rights reserved.

PLY GEM

The name the world builds on

Ply Gem’s window mfg. plants:

The name the world builds on
Siding

The name the world builds on

•

Sales of Approximately $1 Billion
•

2,300 Employees
•

9 Manufacturing Plants
Metal
Accessories
29%
Vinyl Siding
65%
Designer
Accents
5%
Decking &
Railing
1%
Combined Siding Overview:

The name the world builds on

Establishes the largest vinyl siding
and aluminum accessories
manufacturer in North America.
Other
3%
Heartland
5%
Crane
6%
Royal
6%
Alside
11%
Owens Corning
14%
Certainteed
19%
Kaycan
7%
Ply Gem 29%
US Vinyl Siding Marketshares
Leading position in Siding:

The name the world builds on
The future Ply Gem

The name the world builds on

Competition
Consolidation
Leverage resources
Market
opportunities
Ply Gem
A leader in the building products industry
As industry leaders….we must lead change:

The name the world builds on

Human
Resources
Customer
 focus
   Innovation
Profitable
Growth
Continuous
Improvement
•

Excellent customer
•

Measure
•

Brand management
•

NewProducts
•

Utilize technology
•

Improve diversity
•

Double digit growth
•

Safety
•

Lowcost
•

High quality standard
•

Talent Management
•

SuccessionPlan
•

Empower
Leverage
Ply Gem’s strategic priorities:
service

The name the world builds on

2004
2007
to
Many Operating Companies
Fewer Operating Companies
Complexity
Simplicity
Growth through acquisition
Organic growth
Division autonomy
Synergy/cooperative activities
            Focus on ROIC
Focus on Development of HR
Focus on profit growth
Focus on growth of sales &  profits
Build Greater Shareholder Value
Ply Gem’s Strategic Evolution:

The name the world builds on

®

Organic
®

New business
®

Acquisitions
Growth
®

CFO
®

Supply
Asset
Management
Differentiators
®

Low cost
®

HR
®

Sourcing
®

Marketing
®

Branding
®

R & D
®

HR
Strategic
planning
®

Siding Group
®

New Const.
®

R & R Window
®

Fence/Rail
Business
Units
Ply Gem’s strategic direction:
Window Group
Group
development
Chain
producer

VARIFORM™
SIDING | ACCESSORIES | TRIM | HOME

MW WINDOWS & DOORS

GREAT LAKES® WINDOW
A Beautiful Welcome Home

Kroy

PLY GEM
INDUSTRIES, INC.

PLY GEM

The name the world builds on

One Siding Company
One New Const. Window
One Replacement
Window  Co
The Brand you can Build on:

$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2002
2003
2004
2005
2006
Ply Gem

PLY GEM

The name the world builds on

Ply Gem has more than doubled its Sales since
Ply Gem 5 year sales history:
2004.

The name the world builds on
Industry fundamentals

2000
1800
1600
1400
1200
1000
800
600
400
200
0
2000
2001
2002
2003
2004
2005
2006
2007
Decrease 12%
Decrease 12%

PLY GEM

The name the world builds on

2006 was one of the most
challenging years since 1990/91
Increased raw
materials cost
The “Gathering
Storm"
Retail/consumer
spending
Declining Housing
starts
housing starts
Business Environment…..Headwinds in 06:

The name the world builds on

17%
33%
PVC resin
Aluminum
Source:  Bloomberg
                         % Increase      1/06    to 12/06
Raw Material Cost for 2006:

The name the world builds on

Key Issues that we all face in 07:
®

Margin Pressures
®

Price Erosion
®

Cost Escalation
▪

Labor
▪

Benefits
▪

Insurance
▪

Environmental
®

Acquisition and consolidation continues
®

The China Price
®

Generating Growth
®

Protecting current markets
®

Recapturing lost markets in “08”
®

Housing declines early in “07”
®

Housing rebounds in ?????
®

Changing value equation and selling
propositions with National Builders

BusinessWeek
The three scariest words in U.S. industry:
"The China Price"
Cut your price at least 30% or lose your customers. Nearly every manufacturer is vulnerable. The result: A massive shift in economic power is under way.
Special Report
Plus: Rethinking the free-trade model
BY PETE ENGARDIO, DEXTER ROBERTS, AND AARON BERNSTEIN (P.102)

PLY GEM

The name the world builds on

Reacting to the China Price	® Validate the China Price ® Qualify the China Price for
The China dynamics	® Doubled GDP since 2000 ® Telecom #1- 300, #2 -170 ® 26 million housing starts ® Determine the “Art of the
Is China a threat or an
opportunity?
The China Price - A New Reality:
Ply Gem
Possible”

The name the world builds on

Long-Term Business Outlook
●

 Still very attractive interest rates
●

 Demographics still support strong demand from
●

 Job creation still strong
New Construction
Repair and Replacement
●

 GDP stronger than expected
●

 Aging housing stock
●

 Increased home ownership expected to reach 70%
 family creation and first time buyers

The name the world builds on

i

Leader in providing
i

Across many
i

Offering a national
Then…
Finally…
i

Leverage…….leverage
i

Innovative with new
i

High performer
i

Customer Focused
First…
i

Strategic product
i

Low cost producer
Ply Gem exceeding our customers needs:
and brand
management
to meet the
competitive
demands
exterior building
products
channels
service platform
.......leverage
products

mw
WINDOWS & DOORS

alenco

mw WINDOWS & DOORS

alenco

PLY GEM

Ply Gem New Construction Window Group
Investor Day  -  April 10, 2007

COLUMBIA
SASKATCHEWAN
ONTARIO
QUÉBEC
WASH.
MONT.
N. DAK.
MINN.
Lake Superior
Montréal
Ottawa
Lake Huron
Toronto
OREGON
IDAHO
SOUTH DAKOTA
WYOMING
WIS.
MICHIGAN
N.Y.
New
PA.
NEBR.
IOWA
Chicago
NEVADA
UTAH
UNITED STATES
IND.
OHIO
Washingt
CALIFORNIA
COLO.
KANSAS
ILL.
W. VA.
VA.
KY.
MO.
N.C.
TENN.
Angeles
ARIZONA
Phoenix
OKLA.
ARK.
S.C.
San Diego
NEW MEXICO
Dallas
MISS.
ALA.
GA.
TEXAS
LA.
San Antonio
Houston
FLA.
Gulf of Mexico
THE BAHAM
MEXICO
Monterrey
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

WINDOWS & DOORS

alenco

PLY GEM

Phoenix, AZ
Bryan,TX
Tupelo, MS
PeachtreeCity, GA
Fayetteville, NC
Rocky Mount, VA
Hammonton, NJ
Lineal Tech
Ply Gem New Construction Window Group

MW Windows & Doors	MW Windows & Doors, alenco, Patriot	MW Windows & Doors	alenco	alenco
		✓	✓	✓	✓
	✓	✓			
	✓	✓	✓		
	✓	✓	✓	✓	✓
	✓	✓	✓	✓	
		✓		✓	

MW Windows & Doors
alenco
PLY GEM

Aluminum
Aluminum
Impact
Vinyl
Impact
Vinyl
Wood
Comprehensive Product Offering
Single Hung
Double Hung
Casement
Shapes
Patio Door
Slider
In-process
In-process

A.    LOW COST PRODUCER
2.

Integrated Supply Chain

Procurement - Leverage Ply Gem Scale
o

Raw materials (resin, aluminum, glass, hardware)
o

Employee benefits (healthcare, insurance, 401(k))

Logistics - Leverage Ply Gem Scale
o

Filling empty miles (backhauling internal and external)
o

Leverage transportation options (dedicated fleet, 3PL, LTL)
o

Leverage size (leases, maintenance, fuel)
Company Operating Philosophy

1.   Vertically integrate top material systems
o

Vinyl

Extrusions (Acquired Lineal - 1999) Blend (Blend Tower - 2006)
o

Aluminum

                        Extrusions (Alenco began operations in April 2001)
o

Glass

Cut and assemble insulated glass units
o

Wood

Cut, process, finger-joint (Fayetteville)  Treat, shape and assemble (RM)
Safety Awareness
Quality Products

B.    EFFICIENT ASSET MANAGEMENT
Company Operating Philosophy

1.    Make to Order
o

Optimize valuable floor space mitigating need for added warehouse space
o

Eliminate overhead by reducing non-value added handlers, cycle counter, receivers, etc.
o

Mitigate risk of excess/obsolete as all inventory is accounted for
o

Results in lean levels of working capital

2.

   One Piece Flow
o

Pull system back to supplier minimizing inventories
o

Real time quality system, minimizes value added loss
o

Immediate feedback loop sharpens start-up cycle (from routine shift start to new product)

3.

   Capacity Utilization
o

Vinyl extrusion facilities run 24 hours / 7 days per week
o

Fabrication facilities set up to run three shifts per day
o

Trucks cube at an average greater than 90% during seasonal months
 Low Cost Producer
Quality Products
Safety Awareness

Order Entry Audits
Quality Audits
Company-Owned/ Dedicated Logistics Support
Company-Employed Field Service
Product Engineering
Manufacturing
WINDOWS & DOORS
alenco
PLY GEM

C.    SERVICE INTENSIVE CULTURE
Company Operating Philosophy
Low Cost Producer
Quality Products
Safety Awareness
Efficient Asset Management

100
75
50
25
0
(%)
MW
Patriot
Alenco

100
90
80
70
60
50
40
30
20
10
0
(%)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
MW
Patriot
Alenco

Fill Rate
On Time Complete
Lead Times
C.    SERVICE INTENSIVE CULTURE
MW

 5 - 7 Days
Patriot

  5 - 7 Days
Alenco

       5 Days
2006
99+
99+
99+
2006
Company Operating Philosophy
Low Cost Producer
Efficient Asset Management
Quality Products
Safety Awareness

LOWE'S
Builders FirstSource
84 LUMBER
SYNDER
PROBuild
HD SUPPLY
BMHC
CARTER Lumber THE YARD
Beazer
RYLAND HOMES

M/I HOMES
Pulte
RICHMOND AMERICAN HOMES
D.R. HORTON America's Builder
WESTCHESTER MODULAR HOMES INC
PLY MART
ROPER

MW WINDOWS & DOORS
alenco

PLY GEM

Customer
Channel
# Yrs. Customer
Large Chain
30+
Large Chain
30+
Large Chain
20+
Large Chain
 15+
Large Chain
 5+
 Mod U Kraf
Independent
 30+
Home Center
 30+
Home Builder
 15+
     OEM
 30+
Mebane Lumber
 NV Ryan
Home Builder
 10+
Customer
Channel
# Yrs. Customer
Ruffin and Payne Inc.
Independent
 30+
Independent
 20+
Independent
 10+
Large Chain
 5+
Large Chain
 13+
Gulf & Basco
Independent
 5+
Home Builder

5+
Home Builder
 10+
Home Builder
 5+
Home Builder
5+
Home Builder

 5+
Home Builder
 15+

     OEM
 10+
Home Builder
 5+
Leading National Customers

›

Vinyl continues to take share in new construction
›

Aluminum continues to hold share in Florida, Texas  and Southwest
›

Wood and wood clad remains in demand
›

Impact codes, energy codes and other requirements force manufacturers
›

National production builders continue to gain share
›

Semi-custom/custom builders still viable in smaller MSA’s and
›

The window and door market is consolidating but remains fragmented.
o

Service remains key
o

Must be competitively priced
o

Total cost is considered
›

Lumberyards still dominant in most builder markets
›

Lumberyards continue to expand through greenfield and acquisition
Channel
Builder
    Competitive
Forces
Materials
Regulatory
Window Industry Demand Trends
Our Story
higher-end markets
 to be proactive
Investigate National Footprint

MW Original Footprint

ONTARIO
QUÉBEC
MANITOBA
SASK.
WASH.
OREGON
IDAHO
MONTANA
WYOMING
N. DAK.
SOUTH DAKOTA
MINN.
WIS.
MICHIGAN
NEW YORK
NEVADA
UTAH
COLO.
NEBR.
IOWA
OHIO
PA.
CALIFORNIA
ARIZONA
NEW MEXICO
KANSAS
MO.
ILL.
IND.
KY.
W. VA.
VA.
N. C.
S.C.
TENN.
OKLA.
ARKANSAS
MISS.
ALABAMA
GA.
FLORIDA
TEXAS
LA.
MEXICO
Gulf of Mexico

Region 1

2000–2004 Average Yearly Single Family Building Permits Issued

Building Permits Issued
0–15,000
15,000–25,000
25,000–50,000
50,000–99,999
99,999–200,000
Six strong regions, MW in one of six
6 Regions
South East
Florida
North Central
Texas
Colorado
South West

Number of Top Builders by Market

10.5 to 12.0
9.0 to 10.4
7.5 to 8.9
6.0 to 7.4
4.5 to 5.9
3.0 to 4.4
1.5 to 2.9
0.0 to 1.4
Top builders support population growth

Key Customer Migration

Key customers are following the demand

1
2
3
4
5
6
7

UNITED STATES
TEXAS
Dallas
Houston
THE
BAHAMAS

SASK.
ONTARIO
WASH.
MONT.
N. DAK.
MINN.
OREGON
IDAHO
WYOMING
S. DAK.
NEBR.
IOWA
Chicago
MICHIGAN
OHIO
PA.
UNITED STATES
UTAH
COLO.
KANSAS
KY.
Los Angeles
N. MEX.
Phoenix
OKLA.
ARK.
N.C.
S.C.
Dallas
ALA.
GA.
TEXAS
San Antonio
Houston
THE

SASK.
ONTARIO
WASH.
MONT.
N. DAK.
MINN.
OREGON
IDAHO
WYOMING
S. DAK.
IOWA
Chicago
MICHIGAN
UNITED STATES
UTAH
COLO.
KANSAS
OHIO
PA.
KY.
Los Angeles
N. MEX.
Phoenix
OKLA.
ARK.
N.C.
S.C.
Dallas
ALA.
GA.
TEXAS
San Antonio
Houston
THE

WINDOWS & DOORS

alenco

PLY GEM

Region
Facility Footprint

Alenco Update
Integration
o

Implemented December 2006
Cost Savings

   Plan

   Actual Status
o

Insurance

    200K

     200K Complete
o

Aluminum

    300K

     300K Complete

o

Hardware

    100K

     150K Complete
o

Extrusion

 3,500K

  3,500K Completed Q207
o

Salaries

       0

     750K

    Totals

                 $4,100K

            $4,900K
Arizona Plant - Start up
o

Complete
o

Facility performing exceptionally well
o

Investigating the addition of vinyl to pursue demand in CA, NV, UT
Production Builder Focus
o

Hired Manager to focus on this large opportunity
o

Scheduling meetings with top Regional and National Builders

Builders
84 LUMBER
NV Ryan
HD SUPPLY
PROBuild
Arkansas Wholesale
PLY MART
BMHC
WINDOWS & DOORS
PATRIOT
TWINSEAL
alenco

WINDOWS & DOORS

alenco

PLY GEM

Scaleable Business Models

VARIFORM™
SIDING | ACCESSORIES | TRIM | HOME

NAPCO®
VINYL & METAL EXTERIOR PRODUCTS

ALCOA
HOME EXTERIORS

PLY GEM

Siding Business Overview

Ply Gem Siding Business Overview
Ply Gem is a leading manufacturer of vinyl siding and aluminum accessories serving both the new construction and remodeling markets through multiple distribution channels.
Sales by Product Category
Sales by Distribution Channel
Sales by End Market
Decking &
Railing
1%
Designer
Accents
5%
Aluminum
Accessories
30%
Vinyl Siding
64%
Manufactured
Housing
5%
Home
Centers
9%
Lumberyards
12%
Wholesale
1-Step
74%
New
Construction
49%
Remodeling
51%
* Based on 2006 Revenue

Brand	ALCOA HOME EXTERIORS	Mastic Premium Siding	VARIFORM	NAPCO	Georgia-Pacific	cellwood	Vinyl Siding DURABUILT
Products							
Distribution Channels							

PLY GEM

•

Vinyl Siding
•

Metal Accessories
•

Designer Accents
•

Decking & Railing
Wholesale
1-Step
•

Vinyl Siding
Wholesale
1-Step
•

Vinyl Siding
•

Metal
 Accessories
Wholesale
1-Step
•

Vinyl Siding
•

Metal
 Accessories
Wholesale
1-Step
•

Vinyl Siding
  BLUELINX
•

Lumberyards
•

Home Centers
•

Manufactured
 Housing
•

Vinyl Siding
•

Designer
 Accents
•

Vinyl Siding
•

Lumberyards
•

Lowes
Ply Gem offers multiple brands across a broad product offering targeting all siding channels of distribution.
Wholesale 1-Step Brands
Retail Brands
•

Metal
 Accessories
Ply Gem Siding - Portfolio of Brands and
Products

Leading Market Positions
Ply Gem is the largest vinyl siding and aluminum accessories manufacturer in the U.S.
♦

# 1 Vinyl siding manufacturer with an estimated 29% market share
♦

# 1 Aluminum accessories manufacturer with an estimated 20% market share
♦

# 2 Designer accents manufacturer with an estimated 12% market share
Estimated US Vinyl Siding Market Shares
Other 2%
Heartland 4%
Crane 6%
Royal 6%
Kaycan
7%
Alside
11%
Owens
Corning
14%
Certainteed
21%
Ply Gem 29%
Top 5 manufacturers have over 80% market share

ALCOA

Mastic

VARIFORM

NAPCO

Georgia-Pacific

cellwood

Georgia-Pacific

PLY GEM

Leadership Positions in Each Channel of Distribution
Wholesale 1-Step                          50%                        36%

           #1
Home Centers/Lumberyards            23%                            27%

           #1
Manufactured Housing                   4%                         75%

          #1
Manufacturer Owned Distribution     21%

           --

            --
Direct to Contractor

              2%

          --

             --
Source:  Industry data per VSI, Inc. and company information
--
--
Ply Gem
Market Position
Channel
% of Vinyl
Industry Units
Estimated
Ply Gem Share
Ply Gem Brands
AHE's leading position in the Wholesale 1-Step distribtion channel compliments Ply Gem's leading positions in the Lumberyard, Home Center and Manufactured Housing channels with limited customer overlap.

BlueLinx

ABC Supply Co. Inc.

Lansing Building Products

Lowe's

84 Lumber

Stock Building Supply

Clayton Homes

PLY GEM

♦

 Exclusive supplier of vinyl siding and accessories to largest building products distributor in US.

♦

#1 supplier of vinyl siding and accessories to largest Wholesale 1-Step siding distributor in US.

♦

#1 supplier of vinyl siding and accessories to second largest Wholesale 1-Step siding distributor in US.

♦

Exclusive supplier of vinyl siding and accessories to second largest Home Center chain in US.

♦

#1 supplier of vinyl siding and accessories to third largest Lumberyard chain in US.

♦

#2 supplier of vinyl siding and accessories to second largest Lumberyard chain in US.

♦

Exclusive supplier of vinyl siding and accessories to largest Manufactured Housing builder in US.

Relationships with Leading Customer Base
Ply Gem's siding business is exceptionally well positioned with the leading channel customers who are increasing market share.

Ply Gem’s manufacturing footprint is strategically situated to service customers.  Key focus areas include:
Vinyl Siding Plant
Metal Accessories Plant
Injection Molding Plant
♦

Plant capacity rationalization
♦

Low cost production
♦

High quality products
♦

High levels of service
♦

Safe work environment
Vinyl Siding Plants
Kearney, MO
Jasper, TN
Martinsburg, WV
Stuarts Draft, VA
Denison, TX
Atlanta, GA (closed April 9th)
Aluminum Plants
Valencia, PA
Sidney, OH
Injection Molding Plant
Gaffney, SC
Ply Gem Siding - Manufacturing Plants

Ply Gem Siding Group - Competitive Advantages
Low Cost
Producer
Broad
Product
Offering

Partnered
with Industry
Leaders
Customer
Service
►

Low cost producer of high quality products
▪

Labor productivity among the highest in the industry
▪

Strategic sourcing yielding advantageous vinyl raw material pricing
▪

Low SG&A expense
►

Broadest offering of vinyl, aluminum and injection molded products
▪

Vinyl/aluminum/injection molded bundle better serves the needs of distribution partners versus focused competitors
►

Excellent Customer Service
▪

Exclusive Vendor Managed Inventory program increases customer inventory turns and fill rates
▪

Excellent lead times and fill rates
►

Partnered with industry-leading Distributors, Home Centers,
     Lumberyards and Manufactured Housing customers

Ply Gem Siding - Strategic Growth Initiatives
Ply Gem’s siding business is well-positioned to take advantage of strategic growth initiatives by leveraging its low cost position, comprehensive offering of high quality products, high level of customer service, and broad distribution network.
Key Strategic Growth Initiatives
♦

Capitalize on leading positions with customers who are increasing market share

Lowes:  New store openings and expansion into installed sales

84 Lumber:  New store openings and expansion into installed sales

Stock Building Supply:  Pursuing acquisitions

ABC Supply:  Pursuing acquisitions and new store openings

Lansing Building Products:  New store openings

Clayton Homes:  Pursuing acquisitions
♦

Utilize multi-brand strategy to further penetrate Distribution channels
♦

Leverage Ply Gem’s cost position and broad distribution platform to increase penetration of the top 100 home builders
♦

Grow share of remodeling segment through new product introductions and marketing programs
♦

Commercialize composite siding product and leverage broad distribution platform

The integration of AHE is on pace and exceeding prior expectations.
♦

No loss of customers, suppliers or unplanned employees
♦

By December-06, management has identified and is on pace to achieve $28.3mm in synergies, an increase of $6.3mm,
♦

Strategic sourcing savings substantiated through events including:
–

New contracts signed with 3 of 3 PVC resin suppliers
–

New metal contract has been signed with supplier
–

Original and current model do not include savings on micro ingredients, packaging, or other raw material buys that
–

Original and current model do not reflect any savings on the PVC resin buy for Fencing or Windows which will be
♦

Original model assumed Atlanta vinyl siding plant closure in Q1 2008 versus actual Q2 2007 with slightly higher
♦

Original head count reduction based upon 40 employees, but actual headcount reduction will be a minimum of 54 employees.
AHE Integration Update
or 28.6% versus as originally anticipated
are likely to be realized through Ply Gem’s strategic sourcing process realized as a result of the new PVC resin supply contracts
savings being realized than were conservatively estimated in Ply Gem’s original model

Cost Savings Initiative ($ mm)	Annual Cost Savings (Sept-06)	Annual Cost Savings (Revised)	Variance
Strategic sourcing savings	$10.0	$13.0	$3.0
Vinyl siding plant closure	4.0	5.5	1.5
Headcount Reduction–40	5.0	6.8	1.8
Plant conversion cost improvement	3.0	3.0	–
Total Cost Savings	**$22.0**	**$28.3**	**$6.3**

PLY GEM

The Company has modeled in one-time expenses, primarily in relation to plant closures, severance and retainment bonuses, and brand transition, estimated to total $9.5 million and expected to be incurred from
2006-2009
Management believes $28.3 million in annual cost savings and synergies are readily achievable with opportunity for significant upside
AHE Synergy Rationalization
♦

$13.0 million of raw material cost savings, reflecting:
–

$0.03 PVC resin savings per pound
–

$0.02 aluminum savings per pound
♦

$3.0 million of vinyl plant conversion cost savings, reflecting:
–

Variform best practices in manufacturing implemented on Alcoa plants to yield $0.01/lb conversion cost savings
♦

$5.5 million in savings from one vinyl siding plant closure
♦

$6.8 million in savings from headquarter headcount reductions on AHE’s 300 million lbs of vinyl production

50
45
40
35
30
25
20
15
10
5
0
Market Share (%)

PLY GEM

U.S. Residential Siding Market
The U.S. residential siding market is estimated at $8.5 billion, with vinyl siding representing a 47% share of total residential volume.
Market Share Trends by Siding Product Type
47
47
47
21
15
12
12
12
11
12
12
13
12
7
15
2
1
2
’00   ’05   ‘10
’00   ’05   ‘10
’00   ’05   ‘10
’00   ’05   ‘10
’00   ’05   ‘10
’00   ’05   ‘10
Vinyl
Wood
Stucco
Brick
Fiber
Cement
Metal &
Misc.
Vinyl siding remains the market share leader as fiber cement grows at the expense of wood.
Source:  Freedonia Group, Inc. 2006

U.S. Residential Siding Market - Segment Share by Product Type
Residential New Construction Market
Residential Repair/Remodel Market
Manufactured Housing Market
Key Vinyl Siding Advantages
Brick 21%
Vinyl 31%
Stucco 19%
Wood 14%
Fiber
Cement
14%
Other 1%
Other 2%
Brick 2%
Stucco 4%
Fiber
Cement
10%
Wood 15%
Vinyl 67%
Vinyl 71%
Wood 16%
Fiber
Cement
10%
Other 3%
►

Lowest installed cost
►

Low maintenance
►

High level of durability
►

Resistance to rot, mildew and insects
►

Ease of installation
*Source:  Freedonia Group, Inc. 2006

Vinyl Siding
Wood Siding
Fiber Cement
Stucco
Brick
Stone

PLY GEM

Siding Installed Costs
New Build Installed Cost ($ / Square)
Average installed cost of vinyl siding is lower than all other materials
$74
$113
$108
$54
$328
$613
$78
$61
$94
$244
$421
$858
$152
$213
$39
$44
$246
$337
$749
$1,471
$39
Source:  2006 RS Means residential cost data.
Vinyl siding is between 29% to 90% less expensive on
an installed basis than other home exterior materials.
Materials

      Labor

   Exterior Finish

Pro Forma Financial Results
Shawn Poe, Ply Gem Industries, Inc.

$1,600
$1,550
$1,500
$1,450
$1,400
$1,506.3
$1,548.2
$1,575.3
2004
2005
2006

PLY GEM

Net Sales
•

Sales growth that outperformed our industry
•

Improved sales mix to 58% New Construction and 42% R&R
•

Reduced customer concentration largest customer = only 10% of sales
•

Long-term customer relationships with leaders within each channel
•

Demonstrated ability to manage selling price against raw material costs

$225.0
$200.0
$175.0
$150.0
$125.0
$157.5
$171.1
$199.1
2004
2005
2006

Adjusted EBITDA
•

Ply Gem has demonstrated history of strong earnings performance
•

Adjusted EBITDA Margins improved from 10.5% in 2004 to 12.6% in 2006
•

Highly variable cost structure 75% variable and only 25% fixed
•

Low S,G&A expense of 11.3% in 2006 when adjusted for unusual items
•

Demonstrated ability to maintain strong EBITDA Margins against significant market-wide increases in raw material (PVC & Aluminum) costs
Note:
1 2006 includes $28.3 million in pro forma synergies

$35.0
$30.0
$25.0
$20.0
$15.0
4.0%
3.0%
2.0%
1.0%
0.0%
2004
2005
2006
Total Capital Expenditures
% of Sales

PLY GEM

Capital Spending
•

Ply Gem has had very modest Capex requirements which averaged only 1.6%
•

Historically approximately 25% of Ply Gem’s Capex has been maintenance
•

Ply Gem has demonstrated its ability to reduce Capex when appropriate

$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$135.0
$143.1
$173.9
2004
2005
2006

PLY GEM

Adjusted EBITDA - Capex
•

Ply Gem has a history of Strong EBITDA performance, modest Capex requirements and has been an efficient user of working capital.
•

Ply Gem reduced it’s Net Debt position by $49.7 million during 2005 and $66.2 million in 2006 when we take into account the cash from operations used to finance Ply Gem’s acquisition of AHE.

$1,600
$1,550
$1,500
$1,450
$1,400
$1,506.3
$1,548.2
$1,575.3
2004
2005
2006

$225.0
$200.0
$175.0
$150.0
$125.0
$157.5
$171.1
$199.1
2004
2005
2006

$35.0
$30.0
$25.0
$20.0
$15.0
4.0%
3.0%
2.0%
1.0%
0.0%
2004
2005
2006
Total Capital Expenditures
% of Sales

$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$135.0
$143.1
$173.9
2004
2005
2006

PLY GEM

Net Sales
Adjusted EBITDA
Adjusted EBITDA - CapEx
Capital Expenditures
Note: Historical pro forma results include MW, Alenco and AHE for all periods shown.
Ply Gem’s has demonstrated Strong Financial Performance

Demonstrated
Ability to Integrate
Acquisitions with
Significant Synergies
and Cost Savings
Balance Between
Repair & Remodeling
and New Construction

Ply Gem’s
Proven and
Experienced
Management Team
Substantial and
Sustainable Free
Cash Flow
Generation
Long-standing
and Diversified
Customer Relationships
Substantial and
Sustainable
Free Cash Flow
Generation
Ply Gem’s
Product Portfolio,
Market Channels
and Customer Base

World Class
Manufacturing Processes,
Low Cost Position and
Ply Gem’s Track Record
at Executing

Key Attributes

Questions & Answers

Supplemental Information

Computation of Non-GAAP Financial Information
♦

Pro forma net sales - Excluding AHE
♦

Adjusted pro forma EBITDA - Excluding AHE
♦

Pro forma capital expenditures (CAPEX) - Excluding AHE
♦

Pro forma EBITDA less CAPEX - Excluding AHE
♦

Pro forma net sales - Including AHE
♦

Adjusted pro forma EBITDA - Including AHE
♦

Pro forma capital expenditures (CAPEX) - Including AHE
♦

Pro forma EBITDA less CAPEX - Including AHE
Supplemental Information

Ply Gem Holdings, Inc. and Subsidiaries: (Dollars in thousands)	Post-Nortek Recapitalization: Ply Gem Industries, Inc. Jan. 1, 2004 to Feb. 11, 2004	Post-Nortek Recapitalization: Ply Gem Holdings, Inc. Jan. 23, 2004 to Dec. 31, 2004	Unaudited Pro Forma Full Year Ended Dec. 31, 2004	Ply Gem Holdings, Inc. Jan. 1, 2005 to Dec. 31, 2005	Ply Gem Holdings, Inc. Jan. 1, 2006 to Dec. 31, 2006
Net sales - Ply Gem Industries, Inc.	$ 40.6	$ 585.9	$ 626.6	$ 838.9	$ 1,054.5

MWM Holding, Inc. and Subsidiaries: (Dollars in thousands)	Dec. 28, 2003 to Aug. 26, 2004	Aug. 27, 2004 to Dec. 31, 2004	Unaudited Pro Forma Full Year Ended Dec. 31, 2004		
Net sales - MWM Holdings, Inc.	$ 182.6		$ 182.6		

AWC Holdings Company (Alenco) (Dollars in thousands)	Unaudited Pro Forma Full Year Ended Dec. 31, 2004	Unaudited Pro Forma Full Year Ended Dec. 31, 2005	Jan.1, 2006 to Feb. 23, 2006
Net sales - AWC Holdings Company	$ 110.3	$ 135.2	$ 21.2

	For the Full Year Ended 2004	For the Full Year Ended 2005	For the Full Year Ended 2006
Ply Gem, MWM, and AWC combined pro forma net sales	$ 919.5	$ 974.0	$ 1,075.7

Note: 1) Results of MWM are included in Ply Gem results following Ply Gem's August 27, 2004 Acquisition of MWM.
2) Results of AWC (Alenco) are included in Ply Gem results following Ply Gem's February 24, 2006 Acquistion of Alenco.

PLY GEM

♦

Computation of Pro Forma Net Sales
Supplemental Information - Excluding AHE

Ply Gem Holdings, Inc. and Subsidiaries:

(Dollars in thousands)	Ply Gem Industries, Inc. Jan. 1, 2004 to Feb. 11, 2004	Ply Gem Holdings, Inc. Jan. 25, 2004 to Dec. 31, 2004	Unaudited Pro Forma Full Year Ended Dec. 31, 2004	Ply Gem Holdings, Inc. Jan. 1, 2005 to Dec. 31, 2005	Ply Gem Holdings, Inc. Jan. 1, 2006 to Dec. 31, 2006
Ply Gem Net income (loss) from continuing operations	$ (2.6)	$ 5.7	$ 14.3	$ 20.2	$ 5.7
Interest expense, net	3.7	37.2	40.9	55.9	71.0
Provision for income taxes	(1.9)	11.3	9.5	12.7	3.5
Depreciation and amortization	1.1	6.7	9.1	26.1	33.8
Non-Cash gain on currency translation	0.0	(2.5)	(2.5)	(1.0)	(0.5)
Non-Cash charge of purchase price allocated to inventories	0.0	2.4	2.4	0.0	3.3
Other Expense	0.0	0.0	0.2	0.0	4.5
Non-recurring expense - Phantom stock	0.0	0.0	0.2	0.0	1.7
Cumulative effect of accounting change	0.0	0.0	0.2	0.0	0.1
Ply Gem Adjusted EBITDA	(2.5)	63.9	63.1	114.9	123.6
Pro Forma Adjustments to Ply Gem EBITDA:					
Financial Sponsor Management Fee	0.5	1.7	2.2	2.3	2.6
DL Lumber Buyback	0.0	0.0	0.2	0.0	2.7
Ply Gem Reorganization & AHE Integration Adjustments	0.0	0.0	0.2	0.4	1.4
Facility Start-up / Shut-down Costs	0.0	0.0	0.2	0.0	2.5
Ply Gem Great Lakes Window Vinyl Savings	0.0	0.0	0.2	0.0	0.9
Unrealized Alenco Synergies	0.0	0.0	0.2	0.0	1.9
Ply Gem - Costs associated with CEO change	0.0	0.0	0.2	0.2	0.2
MW Pension Savings	0.0	0.3	0.2	0.3	0.0
Ply Gem Further Adjusted EBITDA	2.3	66.6	67.2	118.2	136.6

MWM Holding, Inc. and Subsidiaries:

(Dollars in thousands)	Dec. 28, 2003 to Aug. 26, 2004	Aug. 27, 2004 to Dec. 31, 2004	Unaudited Pro Forma Full Year Ended Dec. 31, 2004
MW Net income (loss) from continuing operations	$ 3.6		$ 3.6
Interest expense, net	15.5		15.5
Provision for income taxes	0.7		0.1
Depreciation and amortization	6.5		6.6
MW EBITDA	26.2	0.0	26.2

AWC Holding Company (Alenco)

(Dollars in thousands)	Unaudited Pro Forma Full Year Ended Dec. 31, 2004	Unaudited Pro Forma Full Year Ended Dec. 31, 2005	Jan. 1, 2006 to Feb. 23, 2006
AWC Net income (loss) from continuing operations	$ 4.1	$ 6.0	$ 0.1
Interest expense, net	2.2	3.2	1.5
Provision for income taxes	2.2	3.0	0.2
Depreciation and amortization	1.2	2.3	0.4
Other Expense	0.2	0.7	0.0
AWC EBITDA	10.7	15.1	2.3

	For the Full Year Ended 2004	For the Full Year Ended 2005	Preliminary Year Ended 2006
Ply Gem, MWM and AWC combined adjusted pro forma EBITDA (excluding AHE)	$ 104.1	$ 133.3	$ 138.9

Note: 1) Results of MWM are included in Ply Gem results following Ply Gem's August 27, 2004 Acquisition of MWM.
2) Results of AWC (Alenco) are included in Ply Gem results following Ply Gem's February 24, 2006 Acquisition of Alenco.

PLY GEM

Supplemental Information
Computation of Adjusted EBITDA - Excluding AHE

Ply Gem Holdings, Inc. and Subsidiaries: (Dollars in thousands)	Ply Gem Industries, Inc. Jan. 1, 2004 to Feb. 11, 2004	Ply Gem Holdings, Inc. Jan. 23, 2004 to Dec. 31, 2004	Unaudited Pro Forma Full Year Ended Dec. 31, 2004	Ply Gem Holdings, Inc. Jan. 1, 2005 to Dec. 31, 2005	Ply Gem Holdings, Inc. Jan. 1, 2006 to Dec. 31, 2006
CAPEX - Ply Gem Industries, Inc.	$ 0.7	$ 6.8	$ 7.5	$ 14.7	$ 20.3

MWM Holding, Inc. and Subsidiaries: (Dollars in thousands)	Dec. 28, 2003 to Aug. 26, 2004	Aug. 27, 2004 to Dec. 31, 2004	Pro Forma Full Year Ended Dec. 31, 2004		
CAPEX - MWM Holdings, Inc.	$ 4.0		$ 4.0		

AWC Holdings Company (Alenco) (Dollars in thousands)	Pro Forma Full Year Ended Dec. 31, 2004	Pro Forma Full Year Ended Dec. 31, 2005	Jan. 1, 2006 to Feb. 23, 2006
CAPEX - AWC Holdings Company	$ 1.1	$ 5.3	$ 0.4

	For the Full Year Ended 2004	For the Full Year Ended 2005	For the Full period Ended 2006
Ply Gem, MWM and AWC combined pro forma CAPEX	$ 12.6	$ 20.1	$ 20.7

Note: 1) Results of MWM are included in Ply Gem results following Ply Gem's August 27, 2004 Acquisition of MWM.
2) Results of AWC (Alenco) are included in Ply Gem results following Ply Gem's February 24, 2006 Acquisition of Alenco.

PLY GEM

Supplemental Information - Excluding AHE
Computation of Pro Forma Capital Expenditures (CAPEX)

For the Full Year Ended 2004	For the Full Year Ended 2005	For the Full Year Ended 2006
Ply Gem, MWM and AWC combined adjusted pro forma EBITDA	$ 124.1	$ 133.3	$ 137.9
Ply Gem, MWM and AWC combined pro forma CAPEX	12.6	20.1	20.7
Ply Gem, MWM and AWC combined adjusted pro forma EBITDA - CAPEX	$ 111.5	$ 113.2	$ 117.2

PLY GEM

Supplemental Information - Excluding AHE
Computation of Adjusted Pro Forma EBITDA - CAPEX

Unaudited Pro Forma For the Full Year Ended 2004	Ply Gem For the Full Year Ended 2005	Ply Gem For the Full Year Ended 2006
Ply Gem, MWM, and AWC combined pro forma net sales	$ 919.5	$ 974.0	$ 1,075.7

Alcoa Home Exteriors, Inc. (AHE)

(Dollars in thousands)	Pro Forma Full Year Ended Dec. 31, 2004	Pro Forma Full Year Ended Dec. 31, 2005	Jan. 1, 2006 to Oct. 31, 2006
Net sales - Alcoa Home Exteriors, Inc.	$ 586.8	$ 574.2	$ 499.6

	For the Full Year Ended 2004	For the Full Year Ended 2005	For the Full period Ended 2006
Ply Gem, MWM, AWC and AHE combined pro forma net sales	$ 1,506.3	$ 1,548.2	$ 1,575.3

Note: 1) Results of MWM are included in Ply Gem results following Ply Gem's August 27, 2004 Acquisition of MWM.
2) Results of AWC (Alenco) are included in Ply Gem results following Ply Gem's February 24, 2006 Acquisition of Alenco.
3) Ply Gem acquired Alcoa Home Exteriors, Inc. (AHE) on October 31, 2006 as such, AHE's results were not included in Ply Gem's historical finanical results.
4) Results of AHE are included in Ply Gem results following Ply Gem's October 31, 2006 Acquisition of AHE.
5) Alcoa Home Exteriors, Inc. (AHE) 2006 Finacial information is Unaudited as such, investors are cautioned not to rely upon this information.

PLY GEM

♦

Computation of Pro Forma Net Sales
Supplemental Information - Including AHE

Ply Gem Holdings, Inc. and Subsidiaries (Dollars in thousands)	Unaudited Pro Forma Full Year Ended Dec. 31, 2004	Ply Gem Holdings, Inc. Jan. 1, 2005 to Dec. 31, 2005	Ply Gem Holdings, Inc. Jan. 1, 2006 to Dec. 31, 2006
Ply Gem, MWM and AWC combined adjusted pro forma EBITDA (excluding AHE)	$ 124.1	$ 133.3	$ 137.9

Alcoa Home Exteriors, Inc. (AHE) (Dollars in thousands)	Pro Forma Full Year Ended Dec. 31, 2004	Pro Forma Full Year Ended Dec. 31, 2005	Jan. 1, 2006 to Oct. 31, 2006
AHE Net income (loss) from continuing operations	$ 17.4	$ 15.0	$ 7.1
Interest expense, net	0.0	0.0	0.0
Provision for income taxes	10.9	10.0	10.1
Depreciation and amortization	6.6	6.8	5.6
Net (Gain)/Loss on metal derivative activities	(1.6)	2.1	(3.9)
Restructuring Charge	0.0	0.9	0.0
AHE Adjusted EBITDA	33.3	36.8	29.0
Pro Forma Adjustments to AHE EBITDA:			
Logistics - metal contract termination fee		1.9	0.0
Non-cash Stock Option Expense		0.4	0.0
Decking & Injection Mold Inventory write-off		2.0	(0.2)
Hurricane Impact		(1.5)	(0.6)
Manufacturing Costs (natural gas hedge)		(1.3)	(0.4)
Warranty accrual adjustment		0.5	0.9
Other Quality of Earnings Adjustments			(1.3)
Pension & OPEB Savings			6.4
Unrealized Synergies			28.3
AHE Further Adjusted EBITDA	33.3	37.8	61.2

	For the Full Year Ended 2004	For the Full Year Ended 2005	For the Full Year Ended 2006
Ply Gem, MWM, AWC and AHE combined adjusted pro forma EBITDA	$ 157.6	$ 171.1	$ 199.1

Note: 1) Ply Gem acquired Alcoa Home Exteriors, Inc. (AHE) on October 31, 2006
as such, AHE's results were not included in Ply Gem's historical financial results.
2) Results of AHE are included in Ply Gem results following
Ply Gem's October 31, 2006 Acquisition of AHE.
3) Alcoa Home Exteriors, Inc. (AHE) 2006 Financial information is Unaudited as such, investors are cautioned not to rely upon this information.

PLY GEM

Supplemental Information
Computation of Adjusted EBITDA - Including AHE

Ply Gem, MWM and AWC combined pro forma CAPEX	For the Full Year Ended 2004	For the Full Year Ended 2005	For the Full Year Ended 2006
	$ 12.6	$ 20.1	$ 20.7

Alcoa Home Exteriors, Inc. (AHE) (Dollars in thousands)	Pro Forma Full Year Ended Dec. 31, 2004	Pro Forma Full Year Ended Dec. 31, 2005	Jan. 1, 2006 to Oct. 31, 2006
CAPEX - Alcoa Home Exteriors, Inc.	$ 9.9	$ 7.9	$ 4.5

Ply Gem, MWM, AWC and AHE combined pro forma CAPEX	For the Full Year Ended 2004	For the Full Year Ended 2005	For the Full Year Ended 2006
	$ 22.5	$ 28.0	$ 25.2

Note: 1) Results of MWM are included in Ply Gem results following Ply Gem's August 27, 2004 Acquisition of MWM.

2) Results of AWC (Alenco) are included in Ply Gem results following Ply Gem's February 24, 2006 Acquisition of Alenco.

3) Ply Gem acquired Alcoa Home Exteriors, Inc. (AHE) on October 31, 2006 as such, AHE's results were not included in Ply Gem's historical finanical results.

4) Results of AHE are included in Ply Gem results following Ply Gem's October 31, 2006 Acquisition of AHE.

5) Alcoa Home Exteriors, Inc. (AHE) 2006 Finacial Information is Unaudited as such, investors are cautioned not to rely upon this information.

PLY GEM

Supplemental Information - Including AHE
Computation of Pro Forma Capital Expenditures (CAPEX)

For the Full Year Ended 2004	For the Full Year Ended 2005	For the Full Year Ended 2006
Ply Gem, MWM, AWC and AHEcombined adjusted pro forma EBITDA	$ 157.5	$ 171.1	$ 199.1
Ply Gem, MWM, AWC and AHE combined pro forma CAPEX	22.5	28.0	25.2
Ply Gem, MWM, AWC and AHE combined adjusted pro forma EBITDA - CAPEX	$ 135.0	$ 143.1	$ 173.9

PLY GEM

Supplemental Information - Including AHE
Computation of Adjusted Pro Forma EBITDA - CAPEX

Disclaimer
These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions including pricing pressures and changes in material and energy costs, conditions  affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the identification, completion and integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.